SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 2006

                                 ______________

                               PSB Holdings, Inc.
             (Exact name of registrant as specified in its charter)


           Federal                        0-50970                 42-1597948
------------------------------   ------------------------    -------------------
      (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)



40  Main Street, Putnam, Connecticut                               06260
------------------------------------------                       ----------
(Address of principal executive offices)                         (Zip Code)

                                 (860) 928-6501
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))



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Item 4.01       Changes in Registrant's Certifying Accountant.
                ---------------------------------------------

         (a) In connection with the merger of Snyder & Haller, P.C. ("S&H") with Whittlesey & Hadley, P.C. ("W&H"), S&H resigned as the independent registered public accounting firm of PSB Holdings, Inc. (the "Company") on February 10, 2006. On the same date, the Company engaged W&H as its successor independent registered public accounting firm. The Audit Committee of the Company's Board of Directors approved the engagement of W&H.

         The reports of S&H on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2005 and 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's fiscal years ended June 30, 2005 and 2004 and subsequent interim period preceding the resignation of S&H, there were no disagreements between the Company and S&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of S&H, would have caused S&H to make reference to the subject matter of the disagreements in connection with its audit reports on the Company's consolidated financial statements.

         The Company has provided S&H with a copy of the above disclosures as required by Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company has requested that S&H deliver to it a letter addressed to the Securities and Exchange Commission stating whether S&H agrees with the disclosures made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. S&H's letter is filed as Exhibit 16 and incorporated in this Item 4.01(a) by reference.

         (b) During the Company's fiscal years ended June 30, 2005 and 2004 and subsequent interim period preceding the engagement of W&H, the Company did not consult with W&H regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.

Item 9.01       Financial Statements and Other Exhibits
                ---------------------------------------

     Exhibit 16 Letter of Concurrence From Snyder & Haller, P.C. Regarding Change in Certifying Accountant

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   PSB HOLDINGS, INC.

Dated: February 16, 2006                     By:   /s/ Robert J. Halloran, Jr.
                                                   -----------------------------
                                                   Robert J. Halloran, Jr.
                                                   Vice President and Treasurer
                                                   (Principal Financial Officer)